GULFMARK OFFSHORE, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 15, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of GulfMark Offshore, Inc. (“GulfMark”) hereby appoints Peter I. Bijur and Sheldon S. Gordon, or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of Common Stock of GulfMark that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of GulfMark to be held in Gramercy Suite, The Waldorf=Astoria Hotel, 301 Park Avenue, New York, New York 10022, on Thursday, May 15, 2008 at 9:00 A.M., Eastern Daylight Time, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 7, 2008:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

GULFMARK OFFSHORE, INC.

MAY 15, 2008

Please date, sign, and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting of GulfMark Offshore, Inc. to Be Held on May 15, 2008

The Proxy Statement dated April 7, 2008, Form of Proxy, and the GulfMark Offshore, Inc. 2008 Annual Report to Stockholders for the year ended December 31, 2007 are available at https://www.proxydocs.com/glf.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect a Board of nine (9) directors. □ FOR ALL NOMINEES □ WITHHOLD AUTHORITORYFOR ALL NOMINEES □ FOR ALL EXCEPT (see instructions below)	Nominees: ○ Peter I. Bijur ○ David J. Butters ○ Marshall A. Crowe ○ Louis S. Gimbel, 3rd ○ Sheldon S. Gordon ○ Robert B. Millard ○ Robert T. O’Connell ○ Rex C. Ross ○ Bruce A. Streeter
2.     To vote on a proposal to ratify the selection of UHY LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2008.
                                                                                                                   FOR    AGAINST   ABSTAIN
                                       □                □                  □

3.     To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "for" all Proposals listed. Receipt of the Proxy Statement dated April 7, 2008 is hereby acknowledged.

The Board of Directors has fixed the close of business on March 20, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment or adjournments thereof.  Only stockholders of record at the close of business on such record date are entitled to notice of and to vote at such meeting.

INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		PLEASE MARK, SIGN DATE AND RETURN USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.□

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:           Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

GULFMARK OFFSHORE, INC.

MAY 15, 2008

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.
- or -
INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions.  Have your proxy card available when you access the web page.
- or -
IN PERSON – You may vote your shares in person by attending the Annual Meeting.   Stockholders may call our main offices at 713-963-9522 for directions to the Waldof=Astoria Hotel in order to attend the meeting in person.
COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 Eastern Time the day before the cut-off or meeting date.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting of GulfMark Offshore, Inc. to Be Held on May 15, 2008

The Proxy Statement dated April 7, 2008, Form of Proxy, and the GulfMark Offshore, Inc. 2008 Annual Report to Stockholders for the year ended December 31, 2007 are available at https://www.proxydocs.com/glf.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect a Board of nine (9) directors. □ FOR ALL NOMINEES □ WITHHOLD AUTHORITORYFOR ALL NOMINEES □ FOR ALL EXCEPT (see instructions below)	Nominees: ○ Peter I. Bijur ○ David J. Butters ○ Marshall A. Crowe ○ Louis S. Gimbel, 3rd ○ Sheldon S. Gordon ○ Robert B. Millard ○ Robert T. O’Connell ○ Rex C. Ross ○ Bruce A. Streeter
2.     To vote on a proposal to ratify the selection of UHY LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2008.
                                                                                                                    FOR    AGAINST   ABSTAIN
                                       □                □                  □

3.     To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "for" all Proposals listed. Receipt of the Proxy Statement dated April 7, 2008 is hereby acknowledged.

The Board of Directors has fixed the close of business on March 20, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment or adjournments thereof.  Only stockholders of record at the close of business on such record date are entitled to notice of and to vote at such meeting.

INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		PLEASE MARK, SIGN DATE AND RETURN USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.□

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:           Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.